Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class I, II and III Shares

Supplement dated November 24, 2020

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, as supplemented to date

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, “KKR”) and Global Atlantic Financial Group Limited (together with its subsidiaries, “Global Atlantic”) announced a strategic transaction whereby KKR will acquire Global Atlantic (the “Transaction”). Global Atlantic Investment Advisors, LLC (the “Adviser”) is an indirect, wholly-owned subsidiary of Global Atlantic. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction will result in the automatic termination of, among other things: (i) the investment advisory agreement between the Adviser and Forethought Variable Insurance Trust (the “Trust”) on behalf of each Portfolio; and (ii) the sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio.

At a special meeting of shareholders held on November 23, 2020 (the “Meeting”), the shareholders of each Portfolio voted to approve: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio (“New Advisory Agreement”); (ii) new sub-advisory agreements between the Adviser, either BlackRock Investment Management, LLC (“BlackRock”) or Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust on behalf of each applicable Portfolio (“Sub-Advisory Agreements” and together with the New Advisory Agreement, “New Agreements”); and (iii) the Portfolios’ reliance on a “manager of managers” order whereby the Board of Trustees and the Adviser would be authorized to enter into and materially amend sub-advisory agreements with unaffiliated and certain affiliated sub-advisers without contract owner approval, subject to certain conditions. The New Agreements will take effect upon the closing of the Transaction, and are the same in all material respects as the agreements currently in effect.

Also, at the Meeting, shareholders of each Portfolio elected April Galda as Trustee of the Trust.

Accordingly, effective immediately, the first paragraph of the “Adviser’s Investment Process” section of the Prospectus under the heading “PRINCIPAL INVESTMENT STRATEGIES” is replaced with the following:

Adviser’s Investment Process. The Adviser pursues each Portfolio’s investment objective by engaging a sub-adviser to directly invest in securities and other instruments. The Adviser utilizes a “manager of managers” structure in which the Adviser retains sub-advisers to select investments for the Portfolios. The Trust and the Adviser were granted an exemptive order from the Securities and Exchange Commission that allows the Adviser to hire a new sub-adviser or sub-advisers without shareholder approval.

Also, effective immediately, the sixth paragraph of the “INVESTMENT ADVISER AND SUB-ADVISERS” section of the SAI is replaced with the following:

The Adviser utilizes a “manager of managers” structure in which the Adviser retains sub-advisers to select investments for the Portfolios. The Trust and the Adviser were granted an exemptive order from the SEC (the “Manager of Managers Order”) that allows the Adviser to hire a new sub-adviser or sub-advisers without shareholder approval. Within 90 days after hiring any new sub-adviser, the Portfolios’ contract holders will receive information about the new sub-advisory relationship.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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